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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   (Date of Report)
                                     MAY 29, 1998

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


       PROVINCE OF BRITISH COLUMBIA                          NONE
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                  Identification No.)

601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON         99201-3282
  (Address of principal executive offices)                  (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER MATTERS

On May 29, 1998, Pegasus Gold Inc. (the "Company") issued a news release indicating that the Company intends to file a Plan of Reorganization with the U.S. Bankruptcy Court by July 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

    (a)     Financial statements - not applicable.

    (b)     Pro forma financial information - not applicable.

    (c)     Exhibits:

                 (99.1)  News Release issued by the Company dated May 29, 1998.


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                                       FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PEGASUS GOLD INC.   (Registrant)





Date:     May 29, 1998                  By:  /s/ Michelle G. Viau
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                                             Michelle G. Viau
                                             Vice President, Finance and Chief
                                             Financial Officer



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